                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER





The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated March 1, 1997, (97-2), between the Company and Firstar Bank, Minnesota, National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from August 1, 1997 to August 31, 1997 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of September, 1997.

                                         GREEN TREE FINANCIAL CORP.




                                     BY: /s/Phyllis A. Knight
                                         -------------------------
                                        Phyllis A. Knight
                                        Vice President and Treasurer

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                  5.6175%,6.00%,6.42%,6.66%,6.91%,7.24%,7.62%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-2
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                                  AUGUST 1997

                        CUSIP#'S  393505-SN3,SP8,SQ6,SR4,SS2,ST0,SU7
                        TRUST ACCOUNT #80-4671500
                        REMITTANCE DATE: 9/15/97

                                                                                      Total $                 Per $1,000
                                                                                       Amount                   Original
                                                                                     ---------               ------------
Class A Certificates
--------------------
(1a)  Amount available (including Monthly
           Servicing Fee)                                                          $7,132,076.35

(b)   Class M-1 Interest Deficiency Amount (if any) and Class B-1 Interest
      Deficiency Amount (if any) withdrawn for prior Remittance Date                        0.00

(c)   Amount Available after giving effect to withdrawal of Class M-1
      Interest Deficiency Amount and B-1 Interest Deficiency Amount for
      prior Remittance Date                                                         7,132,076.35

A.    Interest
      (2) Aggregate Interest
          a. Class A-1 Remittance Rate(5.6175%)                                          5.6175%
          b. Class A-1 Interest                                                        52,077.30             2.05579100
          c. Class A-2 Remittance Rate(6.00%)                                              6.00%
          d. Class A-2 Interest                                                        31,410.00             5.00000000
          e. Class A-3 Remittance Rate(6.42%)                                              6.42%
          f. Class A-3 Interest                                                       401,859.90             5.35000000
          g. Class A-4 Remittance Rate(6.66%)                                              6.66%
          h. Class A-4 Interest                                                       366,144.60             5.55000000
          i. Class A-5 Remittance Rate(6.91%)                                              6.91%
          j. Class A-5 Interest                                                       523,778.00             5.75833333
          k. Class A-6 Remittance Rate(7.24%)                                              7.24%
          l. Class A-6 Interest                                                       405,578.77             6.03333328
          m. Class A-7 Remittance Rate (7.62%
             unless the Weighted Average
             Contract rate is less than 7.62%)                                             7.62%
          n. Class A-7 Interest                                                       867,517.95             6.35000004

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
               5.6175%, 6.00%, 6.42%, 6.66%, 6.91%, 7.24%, 7.62%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-2
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                             AUGUST 1997 - Page 2

                        CUSIP#'S  393505-SN3, SP8, SQ6, SR4, SS2, ST0, SU7
                        TRUST ACCOUNT #80-4671500
                        REMITTANCE DATE: 9/15/97

                                                                                         Total $            Per $1,000
                                                                                         Amount               Original
                                                                                        ---------          -----------
3) Amount applied to:
        a. Unpaid Class A Interest
              Shortfall                                                                       .00                  .00

(4)Remaining:
        a. Unpaid Class A Interest
              Shortfall                                                                       .00                  .00

B. Principal
   (5)  Formula Principal Distribution
         Amount                                                                      2,817,059.21                  N/A
        a. Scheduled Principal                                                         675,325.79                  N/A
        b. Principal Prepayments                                                     1,768,604.00                  N/A
        c. Liquidated Contracts                                                        105,686.92                  N/A
        d. Repurchases                                                                        .00                  N/A
        e. Current Month Advanced Principal                                          1,018,762.57                  N/A
        f. Prior Month Advanced Principal                                             (751,320.07)                 N/A

   (6)  Pool Scheduled Principal Balance                                           533,994,360.24

  (6b)  Adjusted Pool Principal Balance                                            532,975,597.67         969.04654122
  (6c)  Pool Factor                                                                    0.96904654

   (7)  Unpaid Class A Principal Shortfall
        (if any) following prior Remittance date                                              .00

   (8)  Class A Percentage for such Remittance
        Date                                                                               92.30%
   (9)  Class A Percentage for the following
        Remittance Date                                                                    92.26%

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
               5.6175%, 6.00%, 6.42%, 6.66%, 6.91%, 7.24%, 7.62%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-2
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                             AUGUST 1997 - Page 3

                        CUSIP#'S  393505-SN3, SP8, SQ6, SR4, SS2, ST0, SU7
                        TRUST ACCOUNT #80-4671500
                        REMITTANCE DATE: 9/15/97

(10) Class A Principal Distribution:
     a. Class A-1                                                                     2,817,059.21                 111.20555858
     b. Class A-2                                                                              .00                          .00
     c. Class A-3                                                                              .00                          .00
     d. Class A-4                                                                              .00                          .00
     e. Class A-5                                                                              .00                          .00
     f. Class A-6                                                                              .00                          .00

                                                                                          Total $                     Per $1,000
                                                                                           Amount                      Original
                                                                                         ---------                    ----------
(11)  Class A-1 Principal Balance                                                     8,307,597.67                 327.94874743
(11a) Class A-1 Pool Factor                                                              .32794875

(12)  Class A-2 Principal Balance                                                     6,282,000.00                 1000.0000000
(12a) Class A-2 Pool Factor                                                             1.00000000

(13)  Class A-3 Principal Balance                                                    75,114,000.00                 1000.0000000
(13a) Class A-3 Pool Factor                                                             1.00000000

(14)  Class A-4 Principal Balance                                                    65,972,000.00                 1000.0000000
(14a) Class A-4 Pool Factor                                                             1.00000000

(15)  Class A-5 Principal Balance                                                    90,960,000.00                 1000.0000000
(15a) Class A-5 Pool Factor                                                             1.00000000

(16)  Class A-6 Principal Balance                                                    67,223,000.00                 1000.0000000
(16a) Class A-6 Pool Factor                                                             1.00000000

(17)  Class A-7 Principal Balance                                                   136,617,000.00                 1000.0000000
(17a) Class A-7 Pool Factor                                                             1.00000000

(18)  Unpaid Class A Principal Shortfall
      (if any) following current Remittance
      Date                                                                                     .00

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
               5.6175%, 6.00%, 6.42%, 6.66%, 6.91%, 7.24%, 7.62%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-2
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                             AUGUST 1997 - Page 4

                        CUSIP#'S  393505-SN3, SP8, SQ6, SR4, SS2, ST0, SU7
                        TRUST ACCOUNT #80-4671500
                        REMITTANCE DATE: 9/15/97

C.   Aggregate Scheduled Balances and Number of Delinquent
     Contracts as of Determination Date

     (19)  31-59 days                          4,349,499.27             141

     (20)  60 days or more                     2,658,954.75              76

     (21)  Current Month Repossessions           653,712.60              27

     (22)  Repossession Inventory                897,869.22              36

     (23)  Weighted Average Contract Rate          10.14237

Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in May 2001)

(24) Average Sixty-Day Delinquency Ratio Test

     (a)   Sixty-Day Delinquency Ratio for current Remittance Date     .50%

     (b)   Average Sixty-Day Delinquency Ratio (arithmetic
           average of ratios for this month and two preceding
           months; may not exceed 3.5%)                                .36%

(25) Average Thirty-Day Delinquency Ratio Test

     (a)   Thirty-Day Delinquency Ratio for current Remittance Date    .81%

     (b)   Average Thirty-Day Delinquency Ratio (arithmetic
           average of ratios for this month and two preceding
           months; may not exceed 5.5%)                                .69%

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
               5.6175%, 6.00%, 6.42%, 6.66%, 6.91%, 7.24%, 7.62%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-2
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                             AUGUST 1997 - Page 5

                       CUSIP#'S  393505-SN3, SP8, SQ6, SR4, SS2, ST0, SU7
                       TRUST ACCOUNT #80-4671500
                       REMITTANCE DATE: 9/15/97

(26) Cumulative Realized Losses Test
     (a)  Cumulative Realized Losses for the current Remittance Date
          (as a percentage of Cut-off Date Pool Principal Balance;
          may not exceed 5.5% from April 1, 2001 to Mar. 31, 2002,
          6.5% from April 1, 2002 to Mar. 31, 2003, 8.5% from April 1,
          2003 to Mar. 31, 2004 and 9.5% thereafter)                        .01%

(27) Current Realized Losses Test
     (a)  Current Realized Losses for current Remittance Date         65,386.99

     (b)  Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by
          arithmetic average of Pool Scheduled Principal Balances
          for third preceding Remittance and for current Remittance
          Date; may not exceed 2.25%)                                       .05%

(28) Class M-1 Principal Balance Test
     (a)  The sum of Class M-1 Principal Balance and Class B Principal
          Balance (before distributions on current Remittance Date)
          divided by Pool Scheduled Principal Balance as of preceding
          Remittance Date (must equal or exceed 23.25%)                   15.40%

(29) Class B Principal Balance Test
     (a)  Class B Principal Balance (before any distributions
          on current Remittance Date) as of such Remittance date
          greater than $7,437,576.00                                        .00

     (b)  Class B Principal Balance (before any distributions on current Remittance Date) divided by pool Scheduled Principal
          Balance as of preceding Remittance Date is
          equal to or greater than 11.25%                                  7.70%

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.54%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-2
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                             AUGUST 1997 - Page 6

                        CUSIP#'S  393505-SV5
                        TRUST ACCOUNT #80-4149300
                        REMITTANCE DATE: 9/15/97

                                                                     Total $                     Per $1,000
                                                                      Amount                       Original
                                                                    ---------                   ------------
CLASS M1 CERTIFICATES
---------------------
(30)  Amount available (including Monthly
      Servicing Fee)                                               1,666,650.62

A.    Interest
(31)  Aggregate interest
      a.  Class M-1 Remittance Rate (7.54%,
          unless Weighted Average Contract
          Rate is below 7.54%)                                            7.54%
      b.  Class M-1 Interest                                         259,187.50                   6.28333333

(32)  Amount applied to Class M-1 Interest
      Deficiency Amount                                                     .00                            0

(33)  Remaining unpaid Class M-1 Interest
      Deficiency Amount                                                     .00                            0

(34)  Amount Applied to:
      a.  Unpaid Class M-1 Interest Shortfall                               .00                            0

(35)  Remaining:
      a.  Unpaid Class M-1 Interest Shortfall                               .00                            0

B.    Principal
(36)  Formula Principal Distribution Amount                                 .00                          N/A
      a.  Scheduled Principal                                               .00                          N/A
      b.  Principal Prepayments                                             .00                          N/A
      c.  Liquidated Contracts                                              .00                          N/A
      d.  Repurchases                                                       .00                          N/A

(37)  Class M-1 Principal Balance                                 41,250,000.00                1000.00000000
(37a) Class M-1 Pool Factor                                          1.00000000

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.56%, 8.05%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-2
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                             AUGUST 1997 - Page 7

                       CUSIP#'S  393505-SW3, SX1
                       TRUST ACCOUNT #80-4671500
                       REMITTANCE DATE: 9/15/97

(38) Class M-1 Percentage for such Remittance
     Date                                                        .00%

                                                                                             Total $        Per $1,000
                                                                                             Amount          Original
                                                                                            ---------       -----------
(39) Class M-1 Principal Distribution:
     a.  Class M-1 (current)                                                                     .00         0.00000000
     b.  Unpaid Class M-1 Principal Shortfall (if any) following
         prior Remittance Date                                                                   .00

(40) Unpaid Class M-1 Principal Shortfall
     (if any) following current Remittance Date                                                  .00

(41) Class M-1 Percentage for the following
     Remittance Date                                                                             .00%
Class B1 Certificates
---------------------
(1)  Amount Available less the Class A
     Distribution Amount and Class M-1
     Distribution amount (including Monthly
     Servicing Fee)                                                                      1,407,463.12

(2)  Class B-1 Remittance Rate (7.56% unless
     Weighted Average Contract Rate is below 7.56%)                                             7.56%

(3)  Aggregate Class B1 Interest                                                           138,600.00        6.30000000

(4)  Amount applied to Unpaid Class
     B1 Interest Shortfall                                                                        .00              .00

(5)  Remaining unpaid Class B1
     Interest Shortfall                                                                           .00              .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.56%, 8.05%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-2
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                             AUGUST 1997 - Page 8

                       CUSIP#'S  393505-SW3, SX1
                       TRUST ACCOUNT #80-4671500
                       REMITTANCE DATE: 9/15/97

(6)  Amount applied to Class B1 Interest
     Deficiency Amount                                           .00

(7)  Remaining Unpaid Class B-1 Interest
     Deficiency Amount                                           .00

(8)  Unpaid Class B1 Principal Shortfall
     (if any) following prior Remittance Date                    .00

(8a) Class B Percentage for such Remittance Date                 .00

                                                           Total $          Per $1,000
                                                            Amount            Original
                                                          ---------        ------------
(9)   Current Principal (Class B Percentage of
      Formula Principal Distribution Amount)                     .00

(10a) Class B1 Principal Shortfall                               .00

(10b) Unpaid Class B1 Principal Shortfall                        .00

(11)  Class B Principal Balance                        41,250,000.00

(12)  Class B1 Principal Balance                       22,000,000.00
(12a) Class B1 Pool Factor                                1.00000000

Class B2 Certificates
---------------------
(13) Remaining Amount Available                         1,268,863.12

(14) Class B-2 Remittance Rate (8.05%
     unless Weighted Average Contract
     Rate is less than 8.05%)                                  8.05%

(15) Aggregate Class B2 Interest                          129,135.42       6.70833341

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.56%,8.05%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-2
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                             AUGUST 1997 - Page 9

                           CUSIP#'S  393505-SW3,SX1
                           TRUST ACCOUNT #80-4671500
                           REMITTANCE DATE: 9/15/97

(16) Amount applied to Unpaid Class
     B2 Interest Shortfall                                    .00           .00


(17) (Remaining Unpaid Class B2 Interest Shortfall            .00           .00

(18) Unpaid Class B2 Principal Shortfall
     (if any) following prior Remittance Date                 .00

(19) Class B2 Principal Liquidation Loss Amount               .00

(20) Class B2 Principal (zero until Class
     B1 paid down; thereafter, Class B
     Percentage of Formula Principal
     Distribution Amount)                                     .00

(21) Guarantee Payment                                        .00

(22) Class B2 Principal Balance                     19,250,000.00

                                                          Total $       Per $1,000
                                                           Amount         Original
                                                        ----------     ------------
(23) Monthly Servicing Fee (Deducted from
     Certificate Account balance to arrive
     at Amount Available if the Company or
     Green Tree Financial Corporation is not
     the Servicer; deducted from funds
     remaining after payment of Class A
     Distribution Amount, Class M-1 Distribution
     Amount, Class B-1 Distribution Amount and
     Class B-2 Distribution Amount; if the Company
     or Green Tree Financial Corporation is the
     Servicer)                                         223,559.99

(24) 3% Guarantee                                      916,167.71

(25) Class C Residual Payment                                 .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.56%,8.05%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-2
                              CLASS B CERTIFICATES
                                MONTHLY REPORT
                             AUGUST 1997 - Page 10

                           CUSIP#'S  393505-SW3,SX1
                           TRUST ACCOUNT #80-4671500
                           REMITTANCE DATE: 9/15/97

(26) Class M-1 Interest Deficiency on such
     Remittance Date                                             .00

(27) Class B-1 Interest Deficiency on such
     Remittance Date                                             .00

(28) Repossessed Contracts                                653,712.60

(29) Repossessed Contracts Remaining
     in Inventory                                         897,869.22